INVESTOR DECK NOVEMBER 2015 Exhibit 99.1

Forward-Looking Statements and Non-GAAP Financial Measures Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s estimated growth, expected results and financial targets. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. In addition to reporting financial results in accordance with GAAP, the Company has presented adjusted net income, adjusted earnings per share and adjusted EBITDA. These measures are not in accordance with, or an alternative to GAAP. The Company's management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of incentive compensation. The Company defines adjusted net income as net income excluding store closure and exit costs, one-time costs associated with its April 2011 combination (the “Henry’s Transaction”) with Henry’s Holdings, LLC (“Henry’s”) and its May 2012 business combination with Sunflower Farmers Market, Inc. (“the Sunflower Transaction,” and collectively, the “Transactions”), gain and losses from disposal of assets, IPO bonus, expenses incurred by the Company in its secondary public offerings and employment taxes paid by the Company in connection with options exercised in those offerings (“Public Offering Expenses”), the loss on extinguishment of debt and the related tax impact of those adjustments. The Company defines adjusted basic and diluted earnings per share as adjusted net income divided by the weighted average basic and diluted shares outstanding. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation, amortization and accretion, and defines adjusted EBITDA as EBITDA excluding store closure and exit costs, one-time costs associated with the Transactions, gains and losses from disposal of assets, Public Offering Expenses, and the loss on extinguishment of debt. These non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, none of these non-GAAP measures should be considered as a measure of discretionary cash available to use to reinvest in growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each of these non-GAAP measures has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. See the Appendix for reconciliation for these non-GAAP measures to the comparable GAAP measures.

OVERVIEW OF SPROUTS

Sprouts is Well Positioned to Meet the Needs of Today’s Health Conscious Consumers Healthy grocery store that offers fresh, natural and organic foods at affordable prices Broad consumer appeal One of the largest and fastest growing natural and organic retailers Industry leading results Significant white space opportunity and strong new store economics

Significant Growth Continues in the Natural & Organic Channel

Significant Market[1]



$620B U.S. Supermarket Sales
SFM Current Market Share: 0.5% / $3B
Natural & Organic: 14% / $89 bn
Our Potential Opportunity
Other, incl. Conventional Grocery: ~86% / ~$531 bn

SPINS projects annual growth in natural and organic sector of 9.3% through 2018

Pro Forma Net Sales[2]



($ in mm)
'08 – '14 CAGR: 18.7%
$1,059
$1,239
$1,490
$1,723
$1,991
$2,438
$2,967
2008
2009
2010
2011
2012
2013
2014

Sprouts is benefiting from consumers embracing the need for a healthy diet, attribute based shopping, and focus on value

[1] Source: Progressive Grocer 81st Annual Report, Natural foods Merchandiser 2013 market overview and SPINscan Natural and Specialty Gourmet proprietary data

[2] Pro forma net sales reflect the net sales of our predecessor entity, Henry's and Sunflower as if the Transactions had been consummated on the first day of fiscal 2008

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Sprouts is Changing the Way People Perceive And Shop for Fresh, Natural and Organic Foods HEALTH • Sprouts has evolved from a specialty food store into a healthy grocery store • Continue to benefit from consumers’ growing interest in eating healthier SELECTION • Full-line healthy grocery store with more than 17,000 fresh, natural & organic products •Full selection of unique specialty items: 3000+ organic 3200+ gluten-free 2800+ non-GMO VALUE • Produce prices significantly below competitors • Highly promotional - communicate our competitive prices week in and week out • Promote value across the store SERVICE • Convenient, f riendly and easy-to-shop • Trusted, knowledgeable and engaging customer service focused on educating customers

Top Consumer Food Trends Fresh Foods – Healthier and Tastier Focus on Ingredients and Sourcing – Minimally Processed, Certifications, Responsibly Sourced Convenience for Foodies – Driving Demand for a Greater Choice of Fresh Foods Snacking – 50% of eating occasions/80% taking place at home Private Label – Private Label Brands more than just Value Exotic Tastes – Unique, Global Flavors and Ethnic Cuisines Focus on Proteins

Sprouts - A Healthy Grocery Store that Flips the Conventional Model Value-leader in fresh produce (drives traffic) Produce surrounded by a complete grocery offering Differentiated assortment of high-quality, healthy foods High standard private label Fresh, natural & organic offering Don’t sell most national branded packaged goods Farmers market inspired, open store layout with low profile displays Convenient, small-box: average 28-30k sq. ft. Comfortable, easy to shop environment

Reaching a Broad Base of Consumers Through Both Traditional and Digital Mediums Middle income and higher Medium to above average education Boomers, Gen-X, and rising Millennial demographic Diverse ethnic backgrounds Value conscious Broad Customer Demographics ¹ Represents actual promotions at each store during FY 2014. Brand Awareness & Recognition Strong marketing and pre-opening programs reaching customers through a variety of channels More than 15 million weekly circulars 30+ annual promotions1 Digital & social platforms Increasing word-of-mouth and grass-root efforts driving traffic Over 1.3 million Facebook fans and over 1 million e subscribers Sprouts’ You Tube videos

Sprouts’ Consumers are at Different Stages of Adoption DIET FOLLOWERS HEALTH ENTHUSIAST HEALTH CURIOUS CONVENIENCE- FOCUSED Do not follow a strict or specific diet, but health/wellness is important to them and a primary consideration when grocery shopping Does not live the healthiest lifestyle, but is actively trying to improve and has a strong desire to learn more about both healthy living and eating Shop at Sprouts primarily because it is close to their home or work and appreciate the convenience of the small-box and quick shopping experience Follow a specific diet because they have to (medical reasons) or they want to (weight management / ingredient avoidance) VALUE-FOCUSED Are always looking for the best deals and actively price shopping. They like the low priced produce and the flier / promotions Segment Description (1) ¹ Company consumer insight study

Sprouts Grows its Consumers’ Average Basket Size and its Stores’ Gross Margin Over Time Consumers Start with High Quality Produce TRAFFIC TRIAL TRANSITION Then Shop an Increasing Number of Departments Over Time Make Sprouts Their Primary Grocery Store TRUST

Sprouts’ Main Competitor is the Traditional Grocery Store Sprouts Origin of Consumer (1) Traditional Grocery Club Mass Specialty Other More than 50% of Sprouts’ consumers are coming from traditional grocers Our average consumer’s monthly spending will increase nearly 3x from their initial experimentation phase Significant opportunity to increase trial and basket size over time ¹ Company consumer insight study

1200 potential store count (1) and estimated 15+ Years of New Store Growth Successful in “natural/lifestyle” markets and more “traditional” markets Balanced unit growth with 70% coming from existing markets 14% unit growth for the long-term ¹ Based on an assumed new store growth rate of 14% per year and research conducted by Buxton Company in 2012. Proven Concept: 216 stores in thirteen states as of November 5, 2015 Sprouts’ footprint and near-term expansion covers high growth areas Demographics allow for deep penetration in markets Model works well in densely populated, urban areas as well as smaller metropolitan markets Georgia New Mexico Texas Colorado Utah Arizona Nevada California 7 36 29 7 82 5 5 27 Oklahoma Existing Market Mid-Term Expansion Market Kansas Florida Louisiana Missouri Arkansas Tennessee North Carolina South Carolina Alabama Mississippi 3 3 2 8 2 Georgia

Sprouts Succeeds Among Growing Competitive Markets Case Study of a Sprouts Phoenix Location 1 Not indicative of every store location. Over this time period sales growth was 151% Whole Foods opened 2002 Wal-Mart opened Trader Joe’s opened Frys Marketplace re-opened Costco opened Target added P-Fresh

Sprouts is Growing Responsibly Responsible retailing for Sprouts is comprised of four main focus areas: RESPONSIBLE OPERATIONS • RESPONSIBLE BUILDING RESPONSIBLE NEIGHBOR • RESPONSIBLE SOURCING RESPONSIBLE OPERATIONS • Food Rescue Program – Donated approximately 8.4 million lbs. of food in 2014 • Cardboard and pallet recycling at all stores • Piloting composting at 46 stores RESPONSIBLE NEIGHBOR • D onated almost $2M to non-profits and in scholarships • Established Sprouts Healthy Communities Foundation • Created more than 3000 jobs in 2014 • Building health & wellness programs for team members • Promoted more than 20% of our team members in 2014 RESPONSIBLE BUILDING • LED lighting and retrofits in 2014 • LEED equivalent in all new stores • Launched EMC motor/night curtains/anti-sweat control • Transcritical CO2 refrigeration pilot in GA • Energy retro commissioning RESPONSIBLE SOURCING • Received Leaping Bunny certifications • Working with vendors on Non-GMO Project certification • Developing produce traceability & tracking requirements and Animal Welfare positions • Developing private label sustainability requirements

BUSINESS & FINANCIAL PERFOMANCE

Powerful Growth Business – Results Driven 34 consecutive quarters of positive comp growth 14% new store unit growth, strong new store productivity Cumulative pro-forma EBITDA growth (organic growth) of more than 150% over the past three years Deleveraged capital structure 9%+ Natural and Organic Sector Growth Compelling Store-Level Economics Leverage Infrastructure for Scale and Growth One of the Best White Space Opportunities in Retail

Balanced Sales Growth Across Comparable Store Sales Growth and New Store Openings Pro Forma Comparable Store Sales Growth2 Pro Forma Net Sales1 ¹ Pro forma net sales reflect the net sales of our predecessor entity, Henry’s and Sunflower as if the Transactions had been consummated on the first day of fiscal 2008. 2 “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth is calculated including all stores acquired in the Transactions for all periods reported. Comparable store sales growth on a “two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior. ’08 – ’14 CAGR: 19% ($ in mm) History of Growth

Consistent Strong Sales Growth Continues Net Sales Note: Pro forma financial information on this slide gives effect to the Henry’s Transaction and the Sunflower Transaction for all periods presented. YoY Growth: 19% ‘12 – ‘14 CAGR 22% ($ in mm)

Two-Year Stacked Comps Remain Strong 1. “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Comparable Store Sales Growth1 Q3 Comps positively impacted by: Inflation normalizing to a near zero inflationary environment 75/25 split between traffic and basket size 18% Q3 2015 Sales Growth 8 new stores opened in Q3 and 26 YTD, as of November 5, 2015 More than 1,700 items in private label – key growth area Strong promotional effectiveness across the store Highlights

A History of Strong Earnings Performance ($ in mm) Adj. EBITDA¹ Adj. Net Income² Note: Financial information on this slide for fiscal 2012 gives pro forma effect to the Sunflower Transaction as if it had been consummated on the first day of fiscal 2012. ¹ See the Appendix to this presentation for a reconciliation of adjusted EBTIDA to net income. ² See the Appendix to this presentation for a reconciliation of adjusted net income to net income. ($ in mm) Adjusted EBITDA Margin 7.4% 8.0% ‘12 – ‘14 CAGR: 34% ‘12 – ’14 CAGR : 67% 8.9% YoY Growth: 11% YoY Growth: 14% 9.5% 8.8%

Compelling Unit Economics ¹ Includes store build-out (net of contributions from landlords), inventory (net of payables) and cash pre-opening expenses. Target New Store Economics Store Size Average 28k – 30k square feet Net Cash Investment¹ $2.8 million First Year Sales ~$10 to $12 million Initial Sales Growth 20-30% over 3 to 4 years Pre-Tax Cash-on-Cash Returns of 35%-40% within 3-4 years

Updated Mid-Term Financial Targets Net Sales Growth ~15% plus Comparable Store Sales Growth Mid –single digits Unit Growth 14% Adjusted EBITDA Growth 12% to 16% Adjusted diluted earnings per share 14% to 18% Note: These targets are forward-looking statements, are subject to significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, see the Forward-Looking Statements disclaimer to this presentation, as well as the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28 2014 and the Company’s other filings with the Securities and Exchange Commission. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved, and the Company undertakes no duty to update its targets.

Why Sprouts is a Compelling Investment Authentic Fresh, Natural and Organic Food Offering at Great Value Fast Growing Segment of the U.S. Supermarket Industry with Strong Macro Tailwinds Significant New Store Growth Opportunity Supported by Broad Demographic Appeal Resilient Business Model with Compelling Unit Economics Passionate Team with a Customer-Focused Culture Significantly lower prices 9% CAGR to $135B in 2018 1,200 potential stores (6x current base) Target 35% – 40% cash-on-cash returns

APPENDIX: SUPPLEMENTAL MATERIALS

Appendix

The following table shows a reconciliation of adjusted net income and adjusted EBITDA to net income and adjusted earnings per share to net income per share for the thirteen and thirty-nine weeks ended September 27, 2015 and September 28,2014

Sprouts Farmers Market, Inc. and Subsidiaries
Non-GAAP Measure Reconciliation
(In thousands)
(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended	
	September 27, 2015	September 28, 2014	September 27, 2015	September 28, 2014
Net income	$ 31,986	$ 26,065	$ 100,775	$ 89,949
Income tax provision	18,900	16,577	61,119	57,144
Net income before income taxes	50,886	42,642	161,894	147,093
Store closure and exit costs (a)	167	60	1,711	393
Loss on disposal of assets (b)	869	95	1,274	1,088
Secondary offering expenses including employment taxes on options exercises (c)	-	893	335	2,339
Loss on extinguishment of debt (d)	-	1,138	5,481	1,138
Adjusted income tax provision (e)	(19,285)	(17,427)	(64,442)	(59,070)
Adjusted net income	32,637	27,401	106,253	92,981
Interest expense, net	3,684	6,157	13,981	19,143
Adjusted income tax provision (e)	19,285	17,427	64,442	59,070
Adjusted earnings before interest and taxes (EBIT)	55,606	50,985	184,676	171,194
Depreciation, amortization and accretion	17,874	14,465	50,714	40,822
Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 73,480	$ 65,450	$ 235,390	$ 212,016
Adjusted Net Income Per Share				
Net income per share - basic	$ 0.21	$ 0.17	$ 0.66	$ 0.60
Per share impact of net income adjustments	$ -	$ 0.01	$ 0.03	$ 0.02
Adjusted net income per share - basic	$ 0.21	$ 0.18	$ 0.69	$ 0.62
Net income per share - diluted	$ 0.21	$ 0.17	$ 0.65	$ 0.58
Per share impact of net income adjustments	$ -	$ 0.01	$ 0.03	$ 0.02
Adjusted net income per share - diluted	$ 0.21	$ 0.18	$ 0.68	$ 0.60

(a) **Store closure and exit costs** represents reserves established for closed stores and facilities, adjustments to those reserves for changes in expectations for sublease or actual subleases or settlements with landlords. Ongoing expenses related to the closed facilities are also included. The Company excludes store closure and exit costs from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(b) **Loss on disposal of assets** represents the losses recorded in connection with the disposal of property and equipment. The Company excludes losses on disposals of assets from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(c) **Secondary offering expenses including employment taxes on options exercises** represents expenses the Company incurred in its secondary public offerings and employment taxes paid by the Company in connection with options exercised in those offerings. The Company has excluded these items from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations.

(d) **Loss on extinguishment of debt** represents expenses the Company recorded in connection with its April 2015 refinancing, including write-off of deferred financing costs and original issue discounts associated with the former credit agreement. The Company has excluded this item from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations.

(e) **Adjusted income tax provision** for all periods presented represents the income tax provision plus the tax effect of the adjustments described in notes (a) through (d) above based on statutory tax rates for the period. The Company has excluded these items from its adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax provision.

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